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EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Registration Statement of East West Bancorp, Inc. on Form S-8 of our report dated January 31, 2003 (March 14, 2003 as to Note 24), appearing in the Annual Report on Form 10-K of East West Bancorp, Inc. for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California May 15, 2003

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  EXHIBIT 23.1
INDEPENDENT AUDITORS' CONSENT